UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2025

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2025, Shai Shahar notified FormFactor, Inc. (“FormFactor”) of his decision to resign from his role as Senior Vice President and Chief Financial Officer of FormFactor, effective as of August 8, 2025. Mr. Shahar will remain an employee as Senior Vice President, Executive Advisor at FormFactor through December 31, 2025.

On August 8, 2025, the Board of Directors of FormFactor appointed Aric McKinnis, FormFactor’s Vice President, Corporate Controller, as FormFactor’s Senior Vice President and Chief Financial Officer, effective as of August 8, 2025. Mr. McKinnis will also serve as FormFactor’s principal financial officer and principal accounting officer. Mr. McKinnis, age 41, joined FormFactor in August 2019, as Senior Director, Corporate Controller and has served as Vice President, Corporate Controller since March 2022. Prior to joining FormFactor, Mr. McKinnis was at MKS Instruments, a provider of technological solutions for advanced manufacturing processes, between May 2014 and August 2019, where he served as Assistant Controller and as Corporate Controller for its Electro Scientific Industries brand. From January 2007 to April 2014, Mr. McKinnis was at Deloitte, where he served in various external audit roles, including Audit Manager. He holds degrees in Business Administration, Spanish, and International Studies from Oregon State University.

There is no arrangement or understanding between Mr. McKinnis and any other person pursuant to which he was appointed as an officer of FormFactor. Mr. McKinnis has no family relationship with any director or executive officer of FormFactor, or any person nominated or chosen by FormFactor to become a director or executive officer. In addition, he is not party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Mr. McKinnis’s appointment, he will receive (i) an annual salary of $425,000, (ii) an annual target bonus of 75%, (iii) a restricted stock unit award of $600,000, and (iv) a performance-based restricted stock unit award of $600,000. He will also become a participant in FormFactor’s Severance Plan for US Executives.

Item 7.01.  Regulation FD Disclosure

On August 12, 2025, FormFactor issued a press release announcing the leadership changes described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Section 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index.

Exhibit Number	Description
99.01	Press Release dated, August 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date: August 12, 2025	By:	/s/ Alan Chan
		Name:	Alan Chan
		Title:	Senior Vice President, Chief Legal Officer and Secretary